THIS WARRANT AGREEMENT HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AND MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO THE SECURITIES UNDER SUCH ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.


                        WARRANT TO PURCHASE COMMON STOCK

                                      OF

                          DATA NET INTERNATIONAL, INC.


    This agreement ("Warrant") certifies that for value received, COMPUTER AIDED SOFTWARE INTEGRATION, INC., Inc. ("CASI") is entitled, subject to the terms set forth below, to purchase from Data Net International, Inc. (the "Company"), for consideration consisting of cancellation of all obligations of the Company to CASI, including cancellation of the entire outstanding principal amount (the "Due Amount"), due and payable to CASI pursuant to that certain promissory note issued by the Company to CASI on the date hereof (the "Note"), that number of fully paid and nonassessable shares of Common Stock (the "Shares") of the Company, as is equal to the quotient of (x) the Due Amount, divided by (y) $49.26 (the "Price Per Share"), up to a maximum of 32,918 Shares. The Company represents and warrants to CASI that as of the date of this Warrant, there are 406,000 shares of Common Stock issued and outstanding.

    1. TERM OF WARRANT. Subject to the terms and conditions set forth herein, this Warrant shall be exercisable in whole, but not in part at the option of CASI within the period (the "Exercise Period") commencing upon the occurrence of a default under Section 2(a) of the Note (a "Payment Default") and ending at 6:00 p.m., Los Angeles time on the thirtieth day following the date of the Payment Default (the "Exercise Period") by delivering to the Company the Notice of Exercise attached as Exhibit "A" hereto, and execution and delivery to the Company of the Note Cancellation attached as Exhibit "B" hereto. The right of CASI to exercise this Warrant shall expire, if not exercised during the Exercise Period.

    2. EXERCISE PRICE. The aggregate exercise price of this Warrant shall be cancellation of the Due Amount and the Note.

    3. EXERCISE OF WARRANT. The purchase rights represented by this Warrant are exercisable by the CASI in whole, but not in part, during the Exercise Period, by the surrender of this Warrant and the Notice of Exercise attached hereto duly completed and executed on behalf of CASI, at the office of the Company (or such other office or agency of the Company as it may designate by notice in writing to the CASI at the address of the CASI appearing on the books of the Company), and upon execution and delivery to the Company of the Note Cancellation attached as Exhibit "B" hereto.

    Except as specifically provided in Section 1, this Warrant shall be deemed to have been exercised immediately prior to the close of business on the date of its surrender for exercise as provided above, and the person entitled to receive the Shares issuable upon such exercise shall be treated for all purposes as the holder of record of such Shares as of the close of business on such date. As promptly as practicable on or after such date, the Company at its expense shall issue and deliver to the person or persons entitled to receive the same a certificate or certificates for the number of Shares issuable upon such exercise.

    4    ADJUSTMENTS.

         4.1. STOCK DIVIDENDS - SPLIT-UPS. If after the date hereof, and subject to the provisions of Section 4.4 below, the number of outstanding shares of Common Stock is increased by a stock dividend payable in shares of Common Stock or by a split-up of shares of Common Stock or other similar event, then, on the effective date thereof, the number of shares issuable on exercise of this Warrant shall be increased in proportion to such increase in outstanding shares and the then applicable Per Share Price shall be correspondingly decreased.

         4.2. AGGREGATION OF SHARES. If after the date hereof, and subject to the provisions of Section 4.4, the number of outstanding shares of Common Stock is decreased by a consolidation, combination or reclassification of shares of Common Stock or other similar event, then, upon the effective date of such consolidation, combination or reclassification, the number of shares issuable on exercise of this Warrant shall be decreased in proportion to such decrease in outstanding shares and the then applicable Per Share Price shall be correspondingly increased.

         4.3. REPLACEMENT OF SECURITIES UPON REORGANIZATION, ETC. If after the date hereof any capital reorganization or reclassification of the Common Stock of the Company, or consolidation or merger of the Company with another corporation, or the sale of all or substantially all of its assets to another corporation or other similar event shall be effected, then, as a condition of such reorganization, reclassification, consolidation, merger, or sale, lawful and fair provision shall be made whereby CASI shall thereafter have the right to purchase and receive, upon the basis and upon the terms and conditions specified in this Warrant and in lieu of the shares of Common Stock of the Company immediately theretofore purchasable and receivable upon the exercise of the rights represented hereby, such shares of stock, securities, or assets as may be issued or payable with respect to or in exchange for the number of outstanding shares of such Common Stock equal to the number of shares of such stock immediately theretofore purchasable and receivable upon the exercise of the rights represented by this Warrant, had such reorganization, reclassification, consolidation, merger, or sale not taken place and in such event appropriate provision shall be made with respect to the rights and interests of CASI to the end that the provisions hereof (including, without limitation, provisions for adjustments of the Per Share Price and of the number of shares purchasable upon the exercise of this Warrant) shall thereafter be applicable, as nearly as may be in relation to any share of stock, securities, or assets thereafter deliverable upon the exercise hereof.

         4.4. NO FRACTIONAL SHARES OR SCRIP. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant. In lieu of any fractional share to which the CASI would otherwise be entitled, the Company shall make a cash payment equal to the product of
(x) the Price Per Share, multiplied by (y) such fraction.

    5. RIGHTS OF SHAREHOLDERS. CASI shall not be entitled to vote or receive dividends or be deemed the holder of the Shares for any purpose, nor shall anything contained herein be construed to confer upon CASI, as a holder of this Warrant, any of the rights of a shareholder of the Company or any right to vote for the election of directors or upon any matter submitted to shareholders at any meeting thereof, or to give or withhold consent to any corporate action (whether upon any recapitalization, issuance of stock, reclassification of stock, change of par value, or change of stock to no par value, consolidation, merger, conveyance, or otherwise) or to receive notice of meetings, or to receive dividends or subscription rights or otherwise until this Warrant shall have been exercised as provided herein.

    6.   TRANSFER OF WARRANT PROHIBITED; COMPLIANCE WITH SECURITIES LAWS.

         6.1 TRANSFERABILITY OF WARRANT. This Warrant may not be transferred or assigned in whole or in part.

         6.2  COMPLIANCE WITH SECURITIES LAWS.

              6.2.1 CASI of this Warrant, by acceptance hereof, acknowledges that this Warrant and the Shares to be issued upon exercise hereof are being acquired solely for CASI's own account and not as a nominee for any other party, and for investment, and that the CASI will not offer, sell or otherwise dispose of the Shares to be issued upon exercise hereof except under circumstances that will not result in a violation of the Securities Act of 1933, as amended (the "Act") or any state securities laws. Upon exercise of this Warrant, CASI shall, if requested by the Company, confirm in writing, in a form satisfactory to the Company, that the Shares so purchased are being acquired solely for CASI's own account and not as a nominee for any other party, for investment, and not with a view toward distribution or resale.

              6.2.2 The Shares issued upon exercise hereof shall be stamped or imprinted with a legend in substantially the following form (in addition to any legend required by state securities laws):

         THE SECURITIES REPRESENTED HEREBY HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. SUCH SECURITIES AND ANY SECURITIES OR SHARES ISSUED HEREUNDER OR THEREUNDER MAY NOT BE SOLD OR

         TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER SAID ACT. COPIES OF THE AGREEMENT COVERING THE PURCHASE OF THESE SECURITIES AND RESTRICTING THEIR TRANSFER OR SALE MAY BE OBTAINED AT NO COST BY WRITTEN REQUEST MADE BY THE CASI OF RECORD HEREOF TO THE SECRETARY OF THE COMPANY AT THE PRINCIPAL EXECUTIVE OFFICES OF THE COMPANY.

         6.2.3 CASI represents and warrants to the Company that CASI is an "accredited investor" within the meaning of Regulation D of the Securities and Exchange Commission under the Act.

    7. MARKET STAND-OFF; CALL RIGHT. CASI agrees that if CASI does not enter into an agreement with the underwriters of an initial underwritten public offering by the Company (i) in form and substance acceptable to such underwriters, and (ii) which provides that CASI agrees to not sell, make any short sale of, loan, hypothecate, pledge, grant any option for the repurchase of, or otherwise dispose or transfer for value or otherwise engage in any of the foregoing transactions with respect to any securities of the Company without the prior written consent of the underwriters, for such period of time from and after the effective date of such registration statement as may be requested by such underwriters, then the Company or its assigns shall have the right (the "Call Right") to purchase from CASI, and CASI shall sell to the Company or its assigns, all of the Shares, for a purchase price equal to the Due Amount canceled by CASI upon exercise of this Warrant, plus interest thereon from the date of exercise of this Warrant at a rate of 12% per annum (the "Call Price"). The Call Right may be exercised by delivery to CASI of written notice (a "Call Notice") of exercise and the closing of the exercise of the Call Right (the "Call Closing") shall occur upon such date and at such time as is specified in the Call Notice. At the Call Closing, CASI shall deliver to the Company or its assigns a certificate or certificates evidencing all of the Shares, duly endorsed for transfer to the Company or its assignee, as specified in the Call Notice, against delivery to CASI of a cashiers check in the amount of the Call Price.

    8. RESERVATION OF STOCK. The Company covenants that during the term this Warrant is exercisable, the Company will reserve a sufficient number of Shares to provide for the issuance upon the exercise of this Warrant and, from time to time, will take all steps necessary to amend its Certificate of Incorporation to provide sufficient reserves of Shares issuable upon exercise of this Warrant. The Company further covenants that the Shares that may be issued upon the exercise of this Warrant, upon exercise of this Warrant and payment of the Exercise Price, all as set forth herein, will be free from all taxes, liens and charges in respect of the issue thereof (other than taxes in respect of any transfer occurring contemporaneously or otherwise specified herein).

    9. AMENDMENTS. Any term of this Warrant may be amended only with the written consent of the Company and the CASI. No waivers of, or exceptions to, any term, condition or provision of this Warrant, in any one or more instances, shall be deemed to be, or construed as, a further or continuing waiver of any such term, condition or provision.

    10.  MISCELLANEOUS.

         10.1 SEVERABILITY AND GOVERNING LAW. Should any Section or any part of a Section within this Warrant be rendered void, invalid or unenforceable by any court of law for any reason, such invalidity or unenforceability shall not void or render invalid or unenforceable any other Section or part of a
Section in this Warrant. THIS WARRANT IS MADE AND ENTERED INTO IN THE STATE OF CALIFORNIA AND THE LAWS OF SAID STATE SHALL GOVERN THE VALIDITY AND INTERPRETATION HEREOF AND THE PERFORMANCE BY THE PARTIES HERETO OF THEIR RESPECTIVE DUTIES AND OBLIGATIONS HEREUNDER.

         10.2 COUNTERPARTS. This Warrant may be executed in one or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

         10.3 CAPTIONS AND SECTION HEADINGS. Section titles or captions contained in this Warrant are inserted as a matter of convenience and for reference purposes only, and in no way define, limit, extend or describe the scope of this Warrant or the intent of any provision hereof.

         10.4 ATTORNEYS' FEES. In the event that any dispute among the parties to this Warrant should result in litigation, the prevailing party in such dispute shall be entitled to recover from the losing party its reasonable fees and expenses of attorneys and accountants in connection therewith.

         10.5 ENTIRE AGREEMENT. This Warrant contains the entire understanding of the parties and there are no further or other agreements or understandings, written or oral, in effect between the parties relating to the subject matter hereof unless expressly referred to herein.

    IN WITNESS WHEREOF, the parties hereto have executed and delivered this Warrant as of the date written below.


Dated:  As of July 1, 1997


                                        DATA NET INTERNATIONAL, INC.



                                        By: /s/ JAMES UNG
                                            ---------------------------

                                        Its:    President
                                            ---------------------------

AGREED AND ACCEPTED:

COMPUTER AIDED SOFTWARE INTEGRATION, INC.



By: /s/ JAMES CACI
    ---------------------------

Its:    Chief Financial Officer
    ---------------------------

                                  NOTICE OF EXERCISE

To: Data Net International, Inc.

(1) The undersigned hereby elects to purchase _______ Shares of _______________ pursuant to the terms of the attached Warrant, and tenders herewith payment of the purchase price for such Shares in full.

(2) In exercising this Warrant, the undersigned hereby confirms and acknowledges that the Shares are being acquired solely for the account of the undersigned and not as a nominee for any other party, and for investment, and that the undersigned will not offer, sell or otherwise dispose of any such Shares except under circumstances that will not result in a violation of the Securities Act of 1933, as amended, or any state securities laws.

(3) Please issue a certificate or certificates representing said Shares in the name of the undersigned or in such other name as is specified below:


                                  --------------------------
                                  (Name)


                                  --------------------------
                                  (Name)


---------------             -------------------------
(Date)                            (Signature)

                             NOTE CANCELLATION FORM

    FOR VALUE RECEIVED, the undersigned holder and owner of that certain promissory note in the original principal amount of $950,000 issued by Data Net International, Inc. (the "Company") to the undersigned on September __, 1997 (the "Note") hereby tenders such Note, marked "CANCELED" across its face, and hereby cancels and waives any claims of the undersigned for payment of principal, interest, expenses and fees due to or claimed by the undersigned under or pursuant to the Note. The undersigned represents and warrants that the undersigned has not assigned any of its rights or claims at any time existing or arising under the Note to any person, and agrees to indemnify, defend and hold the Company harmless against liability or assertions of liability on the part of the Company to any person other than the undersigned under or pursuant to the provisions of the Note.


Dated:
      ----------------------


COMPUTER AIDED SOFTWARE INTEGRATION, INC.



By:
   -----------------------------

Its:
    ----------------------------